                                                                   EXHIBIT 10.17

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------

Amendment 02 to MRA #T97074-00                                         T97074-02

                      AMENDMENT NUMBER 02 TO MRA #T97074-00

This is Amendment Number 02 to our Marketing Relationship Agreement No. T97074-00 dated May 22, 1997 (hereinafter called "Agreement") between IBM Corporation ("IBM") and ShowCase Corporation ("You").

Whereas the parties have entered into the Agreement that sets forth the terms and conditions whereby IBM may remarket Your Products in the United States and Canada or cooperatively market Your Products in the United States; and

Whereas the parties have agreed to: 1) expand only the remarketing relationship of this Agreement to consist of every country in the world in which IBM is conducting business; and 2) terminate the Agreement's cooperative marketing relationship; and

Whereas the parties have agreed to add to the Agreement the Maintenance Support (1st Year only) for the Products and your associated list prices for Maintenance Support;

NOW THEREFORE, the parties agree to modify the Agreement, its Attachments and Amendments as follows:

1.0 Section 1 entitled "Definitions," of the Agreement, is hereby modified by adding the following new definitions to this Section:

Enablement or (Internationalization) shall mean that a Product has the ability to implement national functions and the facility to be translated to other languages. Enablement includes three (3) categories which correspond to characteristics of various languages: (a) single byte character set (SBCS), left-to-right languages (U.S. English, German, Greek, etc.); (b) single byte bi-directional languages (Hebrew, Arabic); and (c) double byte character set
(DBCS) or multi-byte character set (MBCS) languages (Japanese, Korean, simplified and traditional Chinese). The Products shall avoid hardcoding language dependent codepages and character sets.

National Language Support (NLS) shall mean that the Products have the ability to enter, store, process, retrieve, distribute, display and print character data in the foreign language of choice. NLS includes Internationalization characteristics.

2.0 Section 3.0 entitled "Territory" of the Agreement is hereby superseded and replaced with the following:

3.0 Territory

3.1 The territory for this Agreement, applicable for the resale of the Products pursuant to the Reseller Attachment, shall consist of all countries in the world in which IBM or an IBM Affiliate is conducting business.

3.2 For Agreement management purposes, territory shall be interpreted as the geographic areas of the United States and Puerto Rico (US), Canada, Asia Pacific
(AP), Latin America (LA), Europe, Middle East, Africa and the former republics of the USSR (EMEA).

3. Section 8 entitled "Training"of the Agreement, is hereby deleted in its entirety.

4. Section 4.1 of Section 4.0 entitled "Royalties," of the Reseller Attachment of the Agreement is hereby modified by superseding and replacing its text as follows and by adding the new Product/IBM Rate tables:

                                    1 of 11

IBM will continue to pay you the current royalty amount set forth in the Agreement's current existing table ("IBM Rate") for each Product IBM or its Affiliates licenses to a customer.

Effective upon: 1) the date IBM Announces availability/withdrawal of your Products (listed in the Product Offering List Attachment) in the US or within ninety (90) days from the date the parties execute this Amendment, whichever occurs first; and 2) the date IBM Announces availability/withdrawal of your Products (listed in the Product Offering List Attachment) in Canada, EMEA, LA and AP; the already existing IBM Rates set forth in the Agreement's current existing table are hereby superseded and replaced with the new IBM Rates, listed in the tables below, that IBM will pay you for each Product IBM or its Affiliates licenses to a customer. The formula used to calculate the IBM Rate for Products shall be the same formula used to calculate the IBM Rate for New Products. You agree (*). IBM payments to you will be at the IBM Rate subject to any withholding tax requirement and/or any applicable transaction based taxes (including, without limitation, sales and value-add taxes), and shall be net of refunds and adjustments granted to customers. You may, (*), increase your Products list prices by giving IBM prior written notice, except that, this restriction shall not apply with respect to your list prices for the Essbase and Analyzer Products which may be increased at any time during a calendar year upon prior written notice to IBM. Any such increase's shall become effective ninety
(90) days after IBM receives such notice. You agree (*) not yet installed from the date (*). For any such (*), you agree to give IBM forty-five (45) days prior written notice. With respect to any temporary Promotional offers for the Products, IBM's participation in any such offers will be solely at IBM's option. For any open ended promotions you offer for the Products, you agree to give IBM thirty (30) days prior written notification ( to include either electronic mail or facsimile transmission) of the date the promotion is withdrawn. In either case above, a letter amendment specifying your new list prices will be executed by the parties. The new IBM Rate, reflecting such price change, will be paid to you for all Products IBM or its Affiliates licenses to a customer on or after the first day of the affected period stated above. IBM will not pay you any other payments related to the Products (for example, under any IBM Business Partner Agreement). IBM shall have full freedom and flexibility in pricing your Products and in establishing the terms and conditions under which they are offered to customers. IBM is not required to pay you, and you agree not to charge IBM for, taxes for the Products which are licensed by IBM in the Territory.

--------------------------------------------------------------------------------------------------------------------
Product Type        Product Name                                         IBM Rate for US, Canada &AP (excluding
                                                                         Japan)
--------------------------------------------------------------------------------------------------------------------
Products            All Products listed on Product Offering List         (*) of Your Products US List Prices
                    Attachment                                           specified in the Product Offering List
                                                                         Attachment
--------------------------------------------------------------------------------------------------------------------
Upgrades            All Products listed under Product Upgrades section   (*) of Your Products Upgrades US List
                    of Product Offering List Attachment                  Prices specified in the Product Offering
                                                                         List Attachment
--------------------------------------------------------------------------------------------------------------------
Services            Maintenance Support (1st Year only) for all          (*) of Your Products/Products Upgrades
                    Products and Product Upgrades listed on Product      Maintenance Support US List Prices
                    Offering List Attachment                             specified in the Product Offering List
                                                                         Attachment
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Product Type        Product Name                                         IBM Rate for EMEA, LA & Japan
--------------------------------------------------------------------------------------------------------------------
Upgrades            All products listed on Product Offering List         (*) of Your Products International List
                    Attachment                                           Prices specified in the Product Offering
                                                                         List Attachment
--------------------------------------------------------------------------------------------------------------------
Upgrades            All Products Listed under Product Upgrades Section   (*) of Your Products Upgrades
                    of Product Offering List Attachment                  International List Prices specified in
                                                                         the Product Offering List Attachment
--------------------------------------------------------------------------------------------------------------------
Services            Maintenance Support (1st Year only) for all          (*) of Your Products/Product Upgrades
                    Products and Product Upgrades listed on Product      Maintenance Support International List
                    Offering List Attachment.                            Prices specified in the Product Offering
                                                                         List Attachment
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    2 of 11

5.0 Section 4.2 of Section 4.0 entitled "Royalties," of the Reseller Attachment of the Agreement is hereby superseded and replaced as follows:

4.2 In the event IBM finds it necessary to offer a customer a special discount, IBM may request a Lower IBM Rate for such transaction. If you agree to such lower IBM Rate, you will provide to IBM in writing (to include either electronic mail or a facsimile transmission) your approval to adjust the IBM Rate.

6.0 Add new Section 5 entitled "Additional Terms and Conditions" to the Reseller Attachment of the Agreement as follows:

5.0 Additional Terms and Conditions:

5.1 National Language Support (NLS) and Double Byte Character Set (DBCS): You will enable the Products for NLS/DBCS and provide all foreign language versions of the Products to IBM as, and to the extent, they become available. Currently English, French, German, Italian and Japanese are available. You will provide IBM with an acceptable plan to provide a Spanish language version of the Products; and given a justified business case by IBM which you and IBM will jointly agree upon, including any appropriate funding, you will provide NLS for additional language versions of the Products in six (6) months.

7.0 Ninety (90) days from the date the parties execute this Amendment No. 02, the "Cooperative Marketing Attachment" to the Agreement is hereby deemed terminated in its entirety, and any and all references to cooperative marketing in the Agreement are hereby eliminated.

8.0 Attached entitled "Product Offering List Attachment" is hereby superseded and replaced with the newly attached "Product Offering List Attachment".

Except as amended hereby, the Agreement and any Amendments and Attachments thereto shall remain in full force and effect.

In WITNESS WHEREOF, the parties hereto have caused this Amendment 02 to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:
International Business Machines             ShowCase Corporation
   Corporation

      /s/ Julie F. Joyce                             /s/ Ken Holec
---------------------------------           -----------------------------------
Julie F. Joyce                              Name: Ken Holec

Director, Worldwide Strategy &              Title: President & CEO
   Business Development

Date: 3-15-99                               Date: 3/9/99

                                    3 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
Analyzer Client Ports                                                    (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer for the Web Ports                                               (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server, 1 processor                                             (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server, 2-4 way processor                                       (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server, 8-12 way processor                                      (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase Personal Desktop                                                 (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 1 way processor                          (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 2-4 way processor                        (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Currency Conversion 8-12 way processor                       (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Development Server 1 way processor                           (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Development Server 2-4 way processor                         (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Development Server 8-12 way processor                        (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Ports                                                        (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Server 1 way processor                                       (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Server 2-4 way processor                                     (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Server 8-12 way processor                                    (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 1 way processor                         (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 2-4 way processor                       (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Spreadsheet Toolkit, 8-12 way processor                      (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 1 way processor                           (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 2-4 way processor                         (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 SQL Drill Through, 8-12 way processor                        (*)                    (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    4 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 1-way processor                               (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 2-4 way processor                             (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 Partitioning 8-12 way processor                            (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Strategy Report Writer                                                 (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 1-way processor                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 2-4 way processor                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Initial Server 8-12 way processor                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Secondary Server 1-way processor                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Secondary Server 2-4 way processor                   (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder Secondary Server 8-12 way processor                  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder DB2/AIX Source                                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder DB2/VMS Source                                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Builder DB2/NT Source                                        (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server, 1-way processor                      (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server, 2-4 way processor                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Initial Server, 8-12 way process                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Ports                                                (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 1-way processor                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 2-4 way processor                  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Warehouse Manager Secondary Server, 8-12 way processor                 (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    5 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
Development Currency Conversion, 1-way processor                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Currency Conversion, 2-4 way processor                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Currency Conversion, 8-12 way processor                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Partitioning, 1-way processor                              (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Partitioning, 2-4 way processor                            (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Partitioning, 8-12 way processor                           (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 1-way processor                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 2-4 way processor                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Spreadsheet Toolkit, 8-12 way processor                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development SQL Drill Through, 1-way processor                         (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development SQL Drill Through, 2-4 way processor                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development SQL Drill Through, 8-12 way processor                      (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators, 1-way processor                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators, 2-4 way processor                   (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators, 8-12 way processor                  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators, 1-way processor                (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators, 2-4 way processor              (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators, 8-12 way processor             (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API, 1-way processor                                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API, 2-4 way processor                                     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API, 8-12 way processor                                    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API, 1-way processor                           (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API, 2-4 way processor                         (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    6 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API, 8-12 way processors                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension, 1-way processor                         (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension, 2-4 way processor                       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension, 8-12 way processor                      (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    7 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
ShowCase Analyzer Server Upgrades:
--------------------------------------------------------------------------------------------------------------------
From Analyzer Server 1-way to 2-4 way processor                               (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
From Analyzer Server 1-way to 8-12 way processor                              (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
From Analyzer Server 2-4 way to 8-12 way processor                            (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ShowCase Essbase/400 Upgrades:
--------------------------------------------------------------------------------------------------------------------
1-way processor to 2-4 way processor                                          (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Conversion 1-way processor to Currency Con. 2-4 way processor        (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 2-4 way            (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 2-4 way                (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 2-4 way processor                (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
1-way processor to 8-12 way processor                                         (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Conversion 1-way processor to Currency Con. 8-12 way processor       (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 8-12 way           (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 8-12 way               (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 8-12 way processor               (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
2-4 way processor to 8-12 way processor                                       (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Con. 2-4 way processor to Currency Conversion 8-12 way processor     (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 2-4 way processor to Spreadsheet Toolkit 8-12 way         (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 2-4 way processor to SQL Drill Through 8-12 way             (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 2-4 way processor to Partitioning 8-12 way processor             (*)              (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    8 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
ShowCase Essbase/400 Development Server Upgrades:
--------------------------------------------------------------------------------------------------------------------
1-way processor to 2-4 way processor                                        (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Conversion 1-way processor to Currency Conversion 2-4 way          (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 2-4 way          (*)               (*)
processor
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 2-4 way processor    (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 2-4 way processor              (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
1-way processor to 8-12 processor                                           (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Conversion 1-way processor to Currency Con. 8-12 way processor     (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 1-way processor to Spreadsheet Toolkit 8-12 way         (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 1-way processor to SQL Drill Through 8-12 way processor (*)
(*) Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 1-way processor to Partitioning 8-12 way processor             (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
2-4 way processor to 8-12 way processor                                     (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Currency Con. 2-4 way processor to Currency Conversion 8-12 way processor   (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Spreadsheet Toolkit 2-4 way processor to Spreadsheet Toolkit 8-12 way       (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
SQL Drill Through 2-4 way processor to SQL Drill Through 8-12 way processor (*)
(*) Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Partitioning 2-4 way processor to 8-12 way processor                        (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
                                                                            (*)               (*)
--------------------------------------------------------------------------------------------------------------------
ShowCase Warehouse Builder Upgrades:
--------------------------------------------------------------------------------------------------------------------
Initial Server 1-way processor to Initial Server 2-4 processor              (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Initial Server 1-way processor to Initial Server 8-12 processor             (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Initial Server 2-4 way processor to Initial Server 8-12 way processor       (*)               (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    9 of 11

IBM
Solution Developer Marketing Partnerships

--------------------------------------------------------------------------------
Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
ShowCase Warehouse Builder Upgrades Cont'd:
--------------------------------------------------------------------------------------------------------------------
Secondary Server 1-way processor to Secondary Server 2-4 way processor (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Secondary Server 1-way processor to Secondary Server 8-12 way          (*)                (*)
processor
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Secondary Server 2-4 way processor to Secondary Server 8-12 way        (*)                (*)
processor
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ShowCase Warehouse Manager Upgrades:
--------------------------------------------------------------------------------------------------------------------
Initial Server 1-way processor to Initial Server 2-4 processor         (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Initial Server 1-way processor to Initial Server 8-12 processor        (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Initial Server 2-4 way processor to Initial Server 8-12 way processor  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Secondary Server 1-way processor to Secondary Server 2-4 way processor (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Secondary Server 1-way processor to Secondary Server 8-12 way          (*)                (*)
processor
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Secondary Server 2-4 way processor to Secondary Server 8-12 way        (*)                (*)
processor
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ShowCase Deployment Accelerators Upgrades:
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators 1-way to 2-4 way processor           (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators 1-way to 8-12 way processor          (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Financial Deployment Accelerators 2-4 way to 8-12 way processor        (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators 1-way to 2-4 way processor      (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators 1-way to 8-12 way processor     (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Sales Analysis Deployment Accelerators 2-4 way to 8-12 way processor   (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                    10 of 11

IBM
Solution Developer Marketing Partnerships

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Product Offering List Attachment                                       T97074-02

              Product Offering List Attachment - Product Upgrades

--------------------------------------------------------------------------------------------------------------------
Products (English, German, French, Italian and                   Your US List Prices    Your International
Japanese versions are available)                                                            List Prices
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API Upgrades:
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API 1-way processor to 2-4 way processor                   (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API 1-way processor to 8-12 way processor                  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Essbase/400 API 2-4 way processor to 8-12 way processor                (*)                (*)
Maintenance Support (1st Year Only
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API Upgrades:
--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API 1-way processor to 2-4 way processor       (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API 1-way processor to 8-12 way processor      (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Development Essbase/400 API 2-4 way processor to 8-12 way processor    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ShowCase Analyzer Server Web Extension Upgrades:
--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension 1-way processor to 2-4 way processor     (*)                (*)
Maintenance Support (1st Year Only)

--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension 1-way processor to 8-12 way processor    (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------
Analyzer Server Web Extension 2-4 way processor to 8-12 way processor  (*)                (*)
Maintenance Support (1st Year Only)
--------------------------------------------------------------------------------------------------------------------

(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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